Exhibit 99.1
PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. ©2023 ENFUSION. ALL RIGHTS RESERVED. Enfusion 2Q 2023 Shareholder Letter August 2023

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Disclaimer 2 Forward-Looking Statements Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, such as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 that was filed with the SEC on March 10, 2023 and our subsequent Quarterly Reports on Form 10-Q. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 3 Dear Shareholders, I’m happy to report a balanced quarter on the top and bottom-line. As we have discussed in the past several quarters, we are witnessing signs of volatility in the financial markets that impact our customers. During the second quarter, those signs materialized only marginally but enough to impact our revenue outlook. We continue view these challenges as temporary, as evidenced by the quarter-over-quarter improvement in client add counts, bookings, and average contract value. We are hopeful this will translate to improving reported revenue and net dollar retention in the near term. 2Q23 Highlights: During the second quarter, Enfusion continues to execute and take share. Key areas that I am particularly proud of are: • Recent client wins highlight our capabilities in capturing larger and more diverse funds. We signed a well-known 20-billion-dollar active ETF fund manager that will leverage Enfusion’s capabilities to automate and streamline workflows while benefiting from our cloud-based architecture and a best-in-class compliance system. I am also particularly proud of signing a public investment arm of one of the world’s largest global private equity firms, for which Enfusion will provide a scalable, reliable end-to-to-end platform. • We delivered strong profitability against a backdrop of macroeconomic challenges. For the second quarter, we delivered significant margin expansion driven by ongoing operational efficiencies, disciplined expense management, and prudent cost control. Along with EBITDA margin expansion, we generated strong free cash flow conversion rate. • We reported improving client add counts, bookings, and ACV. We won 39 new clients this quarter, up from 27 in the first quarter, and 2Q bookings growth increased 44% sequentially. In addition, the average contract value continues to trend upward. Together, these positive trends are an encouraging indication that we are near an inflection point in the macroeconomic environment. Enfusion is at the forefront of the investment management industry's shift toward cloud-native solutions. We are successfully executing our strategy of moving upstream to more prominent fund managers and institutional asset managers, unlocking new and adjacent TAM segments, and expanding our global presence. We have proven our ability to win share during the tough times and invest in initiatives that support our broader strategy, focusing on creating long-term shareholder value. Sincerely, Oleg Movchan Chief Executive Officer

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. To help solve investment managers’ evolving business and operational challenges through next generation technology Our mission 4

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. …empowering teams to operate in concert CFO COO CIO Portfolio Manager Analysts Traders Compliance Officer Investor Relations Middle Office Back Office We simplify and unify the investment management lifecycle We manage complex workflows… Fills Orders Reconciliations Allocated Trades Reporting Statements 5

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 6 Serving clients across the investment management industry Alternative Investment Managers Hedge Funds Private Equity Private Credit Family Offices Institutional Investment Managers Wealth Managers Traditional Asset Managers Mutual Funds Sovereign Wealth Funds

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Purpose-built end-to-end solution 7 Portfolio Management System Order Execution Management System Technology-Powered Services Accounting / General Ledger Analytics • Live details of portfolio positions • Real-time Investment Book of Record (“IBOR”) Reporting & Analytics Visual Analytics Investment Decision Order Generation Order/Trade Routing • Electronically communicate and manage trade orders • Systemically enforce trading regulations and internal guidelines • Expert teams empowered by technology • Front-, middle- and back-office time consuming, administrative tasks • Double-entry ledger that automates the posting of general ledger journal entries directly from PMS • Complete, real-time Accounting Book of Record (“ABOR”) • Connected in real-time with our PMS and OEMS • Comprehensive client data insights to analyze portfolios through time horizons and automate customized visualized reports Mission critical systems integrated with a suite of technology-powered services One single dataset and source of truth

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Robust growth in Underlying industry Addressing a large and growing market $11.5bn $5.7bn $2.0bn $19bn+ Software & IT services from Investment Management Internal IT spend IT hardware spend Source: IDC’s Worldwide Capital Markets IT Spending Guide (2023); PwC Asset and Wealth Management Revolution (2020) 40% in global AUM 2015-2020 8% of alternatives AUM projected 6% of total AUM projected $145 trillion in global AUM by 2025 total growth annual growth annual growth 2Q 2023 ARR: $171.2mm 8

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 9 Client-centric approach Why we win One end-to-end solution, one single dataset and source of truth Rapid pace of delivery and evolution Open, flexible and tailored Unique ability to lead with a single solution – and then adjust to a client’s growing complexity, scale with its size, evolve with its operational workflows, and continuously adapt to customer business dynamics Cloud-native, multi-tenant SaaS Drive efficiencies and lower total cost of ownership

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Q2 2023 key financial highlights $42.7 16.9% YoY Growth Adjusted Free Cash Flow Z00 Total Revenue Z00 Adjusted EBITDA Z00 47.8% FCF Conversion $3.8 $28.5 66.7% Gross Margin Highly attractive SaaS model with combination of scale, growth and profitability $ in millions Gross Profit Z00 18.6% Adjusted EBITDA Margin $8.0 10 See appendix for definition and non-GAAP reconciliations. (1) (1) (1) $28.7 67.3% Adjusted Gross Margin Adjusted Gross Profit Z00 (1) Net Income Z00 2.3% $1.0 Net Income Margin Operating Cash Flow Z00 14.1% OCF Margin $6.0 No longer adjusted to exclude certain annual employee bonuses that are accrued on a quarterly basis and paid in the following year. (2) (2)

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. $5.3 $5.4 $6.8 $5.7 $8.0 $2.6 $0.8 $4.7 $1.0 2Q22 3Q22 4Q22 1Q23 2Q23 Adjusted EBITDA Net Income Strong growth trends with ongoing profitability Operating Cash Flow and Adjusted Free Cash Flow $ in millions $36.5 $39.2 $40.5 $41.0 $42.7 2Q22 3Q22 4Q22 1Q23 2Q23 Revenue Gross Profit and Adjusted Gross Profit 38.2% 34.8% 27.2% 20.0% 70.3% 69.4% 67.2% 67.5% NM 6.6% 1.9% 11.5% 7.9% 20.0% 18.6% 2.3% 11 See appendix for non-GAAP reconciliations. Net Income and Adjusted EBITDA Operating Cash Flow Margin and Adjusted Free Cash Flow Conversion YoY Growth Gross Margin and Adjusted Gross Margin Net Income Margin and Adjusted EBITDA Margin (1) (1) (1) (1) $(4.1) 71.2% 70.5% 68.0% 68.2% 14.5% 13.9% 16.7% 13.9% 15.1% 127.3% 85.4% NM Gross Margin Adjusted Gross Margin Net Income Margin Adjusted EBITDA Margin Operating Cash Flow Margin Adjusted Free Cash Flow Conversion 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 16.9% 66.7% 67.3% $26.0 $27.6 $27.5 $27.9 $28.7 $25.7 $27.2 $27.2 $27.7 $28.5 2Q22 3Q22 4Q22 1Q23 2Q23 Adjusted Gross Profit Gross Profit 2.3% 18.6% 14.1% 47.8% $0.8 $6.9 $5.8 ($1.6) $3.8 $2.9 $7.8 $7.5 $0.9 $6.0 2Q22 3Q22 4Q22 1Q23 2Q23 Adjusted FCF Operating CF

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. $148.7 $158.7 $164.7 $167.0 $171.2 2Q22 3Q22 4Q22 1Q23 2Q23 121.9% 116.6% 115.4% 110.5% 106.1% 2Q22 3Q22 4Q22 1Q23 2Q23 Organic, sticky expansion at scale 12 Net Dollar Retention Rate(1) Avg Contract Value 793 810 819 813 827 2Q22 3Q22 4Q22 1Q23 2Q23 $195 $201 $207 $210 $212 2Q22 3Q22 4Q22 1Q23 2Q23 38% 33% 30% 21% 74% 60% 51% 59% 12% 10% 13% 8% $ in millions (1) Net Dollar Retention Rate excludes involuntary churn. ARR Clients YoY Growth % Conversions YoY Growth 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 2Q22 3Q22 4Q22 1Q23 2Q23 $ in thousands 15% 51% 10%

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Financial outlook 13 2023E Revenue $170 ̶ $175 million Adjusted EBITDA $30 $32 million ̶ These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements. Enfusion has not reconciled its estimates for Adjusted EBITDA to net income under U.S. generally accepted accounting principles (GAAP) due to the uncertainty and potential variability of expenses that may be incurred in the future. Accordingly, a reconciliation is not available without unreasonable effort. Adjusted EBITDA guidance excludes stock-based compensation of $8 million for the full year 2023.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Appendix

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 15 ENFUSION, INC. CONSOLIDATED BALANCE SHEETS (dollars in thousands, except par value) ASSETS Current assets: Cash and cash equivalents $ 27,771 $ 62,545 Accounts receivable, net 25,170 25,855 Prepaid expenses 4,967 6,105 Other current assets 1,718 2,303 Total current assets 59,626 96,808 Property and equipment, net 17,507 15,759 Right-of-use-assets, net 12,388 6,732 Other assets 4,532 4,484 Total assets $ 94,053 $ 123,783 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable $ 868 $ 1,685 Accrued expenses and other current liabilities 8,129 11,665 Current portion of lease liabilities 4,761 4,030 Total current liabilities 13,758 17,380 Lease liabilities, net of current portion 8,052 2,959 Total liabilities 21,810 20,339 Stockholders' Equity: Preferred stock, $0.001 par value; 100,000 shares authorized, no shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively — — Class A common stock, $0.001 par value; 1,000,000 shares authorized, 82,212 and 70,860 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 82 71 Class B common stock, $0.001 par value; 150,000 shares authorized, 41,199 and 43,199 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively 43 41 Additional paid-in capital 223,766 244,260 Accumulated deficit (175,383) (178,863) Accumulated other comprehensive loss (378) (504) Total stockholders’ equity attributable to Enfusion, Inc. 48,128 65,007 Non-controlling interests 38,437 24,115 Total stockholders' equity 103,444 72,243 Total liabilities and stockholders' equity $ 94,053 $ 123,783 As of As of June 30, 2023 Decembe r 31, 2022 (Unaudi ted)

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 16 ENFUSION. INC. CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands) (Unaudited) REVENUES: Platform subscriptions $ 39,610 $ 33,560 Managed services 2,945 2,396 Other 166 584 Total revenues 42,721 36,540 COST OF REVENUES: Platform subscriptions 12,523 9,065 Managed services 1,621 1,668 Other 64 114 Total cost of revenues 14,208 10,847 Gross profit 28,513 25,693 OPERATING EXPENSES: General and administrative 16,326 18,302 Sales and marketing 5,277 7,575 Technology and development 4,464 3,722 Total operating expenses 26,067 29,599 Income (loss) from operations 2,446 (3,906) NON-OPERATING INCOME (EXPENSE): Payment to related party — (1,501) Other income (expense), net 241 — Total non-operating income (expense) (1,260) — Income (loss) before income taxes 1,186 (3,906) Income taxes 188 219 Net income (loss) 998 (4,125) Net income (loss) attributable to non-controlling interests 369 (1,703) Net income (loss) attributable to Enfusion, Inc. $ 629 $ (2,422) Net income (loss) per Class A common shares attributable to Enfusion, Inc.: Basic $ 0.01 $ (0.03) Diluted $ 0.01 $ (0.03) Weighted Average number of Class A common shares outstanding: Basic 88,314 84,581 Diluted 129,856 84,581 Thre e Months Ended June 30, 2023 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 17 ENFUSION. INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands) (Unaudited) Cash flows from operating activities : Net income (loss) $ 5,692 $ (16,649) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Non-cash lease expense 3,256 2,550 Depreciation and amortization 3,950 2,955 Provision for credit losses 688 459 Amortization of debt-related costs 13 13 Stock-based compensation expense 1,431 20,350 Change in operating assets and liabilities: Accounts receivable (148) (11,007) Prepaid expenses and other assets (430) 1,316 Accounts payable (817) (1,970) Accrued compensation (3,981) 3,860 Accrued expenses and other liabilities 375 (540) Lease liabilities (3,087) (2,544) Net cash provided by (used in) operating activities 6,942 (1,207) Cash flows from investing activities: Purchases of property and equipment (4,769) (5,263) Net cash used in investing activities (4,769) (5,263) Cash flows from financing activities : Settlement of tax receivable acquired in reorganization transaction 1,501 — Issuance of Class A common stock, net of issuance costs 9,692 — Payment of withholding taxes on stock-based compensation (48,080) (897) Other (308) — Net cash used in financing activities (37,195) (897) Effect of exchange rate changes on cash and cash equivalents 248 (439) Net decrease in cash and cash equivalents (34,774) (7,806) Cash and cash equivalents, beginning of period 62,545 64,365 Cash and cash equivalents, end of period $ 27,771 $ 56,559 Si x Mon ths Ende d June 30, 2023 2022

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures 18 The following table reconciles net income to adjusted EBITDA: The following table reconciles gross profit to adjusted gross profit: ($ in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 GAAP Gross Profit $ 27,177 25,693 27,221 27,669 28,513 Add back stock-based compensation expense 341 406 321 270 223 Adjusted Gross Profit $ 27,583 26,034 27,542 27,939 28,736 Adjusted Gross Margin 71.2% 70.5% 68.0% 68.2% 67.3% Three Months Ended ($ in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Net income (loss) $ 2,598 (4,125) 788 4,694 998 Interest expense (income) 1 4 (424) (492) (462) Income taxes 219 287 418 396 188 Depreciation and amortization 1,615 1,699 1,690 1,868 2,081 EBITDA $ 4,588 (2,290) 2,472 6,466 2,805 Adjustments: Stock-based compensation expense 7,523 833 4,205 (1,147) 2,639 Tax payment on stock-based compensation 50 14 87 163 70 Effects of foreign currency — — — 82 222 Other non-recurring items1 — — — 139 2,218 Adjusted EBITDA $ 5,435 5,283 6,764 5,703 7,954 Adjusted EBITDA margin 14.5% 13.9% 16.7% 13.9% 18.6% Three Months Ended 1 For the three months ended June 30, 2023, includes $586 thousand in expenses related to an abandoned securities transaction, $130 thousand in executive search fees for a newly-created leadership position, and the distribution to FTV IV L.P. (“FTV Fund IV”) of $1.5 million that was received by Enfusion due to certain tax overpayments made by an entity that was previously affiliated with FTV Fund IV (such distribution will be described further in Note 11 to the condensed consolidated interim financial statements that will be included in the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023).

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures 19 The following table reconciles operating cash flow to adjusted free cash flow : The Company’s stock compensation expense was recognized in the following captions within the consolidated statements of operations: ($ in thousands) Three Months Ended June 30, 2023 Six Months Ended June 30, 2023 Cost of revenues $ 493 223 General and administrative 1,653 1,423 Sales and marketing 211 (1,370) Technology and development 552 946 Total stock compensation expense $ 2,639 1,492 ($ in thousands) June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 Net Cash provided by operating activities 2,890 $ 7,842 7,521 924 6,018 Purchase of property and equipment (2,092) (922) (1,746) (2,550) (2,219) Adjusted Free Cash Flow 798 6,920 5,775 (1,626) 3,799 Three Months Ended

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 20 Definitions Non-GAAP Financial Measures In addition to financial measures prepared in accordance with GAAP, this presentation and the accompanying tables include Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted Free Cash Flow, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted Free Cash Flow are supplemental measures of our operating performance and liquidity that are neither required by, nor presented in accordance with, U.S. GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. These measures are presented because they are the primary measures used by management to evaluate our financial performance and liquidity, and for forecasting purposes. This non-GAAP financial information is useful to investors because it eliminates certain items that affect period-over-period comparability and provides consistency with past financial performance or liquidity and additional information about underlying results and trends by excluding certain items that may not be indicative of our business, results of operations or outlook. Additionally, we believe that these and similar measures are often used by securities analysts, investors and other interested parties as a means of evaluating a company’s operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted Free Cash Flow are non-GAAP financial measures, are not measurements of our financial performance or liquidity under U.S. GAAP and should not be considered as alternatives to net income, income from operations, gross profit, gross margin, or any other performance measures determined in accordance with U.S. GAAP. These non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP, but rather as supplemental information to our business results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. Furthermore, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP financial measures as tools for comparison. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, and certain non-recurring items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenues. Adjusted Free Cash Flow Adjusted Free Cash Flow represents net cash provided from operating activities less purchases of property and equipment and other assets, plus cash interest expense. However, given our non-discretionary expenditures, Adjusted Free Cash Flow does not represent residual cash flow available for discretionary expenditures. Adjusted free cash flow is no longer adjusted to exclude certain annual employee bonuses that are accrued on a quarterly basis and paid in the following year. Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit represents gross profit, excluding the impact of stock-based compensation. Adjusted Gross Margin represents Adjusted Gross Profit divided by total net revenues.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 21 Definitions Continued Key Metrics: In connection with the management of our business, we identify, measure and assess a variety of key metrics. The key metrics we use in managing our business are set forth below. Annual Recurring Revenue We calculate Annual Recurring Revenue, or ARR, by annualizing platform subscriptions and managed services revenues recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients. ARR is included in a set of metrics we calculate monthly to review with management as well as periodically with our board of directors. Net Dollar Retention Rate We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition, but excludes involuntary cancellations. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. We identify involuntary cancellations to be excluded from our Net Dollar Retention Rate calculation based on representations made by the client at the time of cancellation. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR. We believe Net Dollar Retention Rate is an important metric because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts. Average Contract Value We calculate Average Contract Value, or ACV, by dividing ARR by the number of clients that are billed at the end of the measurement period. We believe ACV is an important metric because it provides important information about the growth of our clients' accounts. Investors should not place undue reliance on ARR or Net Dollar Retention Rate or Average Contract Value as an indicator of future or expected results. Our presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.